                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549




                                  ___________




                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  NOVEMBER 24, 1998



                                ENVIROGEN, INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)



         DELAWARE                     0-20404               22-2899415
---------------------------        ------------         -------------------
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)         Identification No.)



        4100 QUAKERBRIDGE ROAD
      LAWRENCEVILLE, NEW JERSEY                     08648
----------------------------------------          ---------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:  (609) 936-9300
                                                     --------------



                                NOT APPLICABLE
                   ----------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.
           -------------


On November 24, 1998, the stockholders of Envirogen, Inc. (the "Company") approved an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-six reverse split of the Company's Common Stock.

The Company's press release with respect to the foregoing is attached to this filing as Exhibit 99 and is incorporated herein by reference.
          ----------



ITEM 7.
           (c)  EXHIBITS.
                ---------



           Exhibit Number       Description of Exhibit
           --------------       ----------------------


           Exhibit 3 Certificate of Amendment to Amended and Restated Certificate of Incorporation of Envirogen, Inc.


           Exhibit 99           Envirogen, Inc. Press Release dated November
                                24, 1998

                                  SIGNATURES
                                  ----------



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENVIROGEN, INC.




DATE: NOVEMBER 24, 1998                 BY:/s/ Robert S. Hillas
                                           --------------------
                                           Robert S. Hillas
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------





  Exhibit Number                    DESCRIPTION OF EXHIBIT
  --------------                    ----------------------


  3 Certificate of Amendment to Amended and Restated Certificate of Incorporation of Envirogen, Inc.


  99                                Envirogen, Inc. Press Release dated November
                                    24, 1998